ARTISAN MID CAP VALUE FUND

Effective November 1, 2001, Marina T. Carlson, CFA, is the sole Portfolio Manager of Artisan Mid Cap Value Fund. Ms. Carlson has been Lead Portfolio Manager of the Fund since its inception.

Ms. Carlson is a Managing Director of Artisan Partners Limited Partnership and a Vice President of Artisan Funds. Ms. Carlson is also the Portfolio Co-Manager of Artisan Small Cap Fund (since March 1999). Prior to joining Artisan Partners in 1999, Ms. Carlson was employed by Strong Capital Management, Inc., where she served as Portfolio Manager of Strong Mid Cap Disciplined Fund (from inception in December 1998 through March 1999) and Portfolio Co-Manager of Strong Opportunity Fund and Strong Common Stock Fund (from 1993 through December 1998).

Ms. Carlson holds a BBA in Finance from Drake University and an MBA in Finance from DePaul University.


Supplement dated November 1, 2001 to the Prospectus of
Artisan Funds, Inc. (Investor Shares) dated November 1, 2001

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